Exhibit 99.2

EXECUTION VERSION

FIRST AMENDMENT dated as of September 24, 2012 (this “Amendment”), to the Credit Agreement dated as of March 27, 2012 (the “Credit Agreement”), among AETNA INC.,  a Pennsylvania corporation (the “Borrower”), the Lenders party thereto and JPMorgan Chase Bank, N.A., as Agent.

A. Pursuant to the Credit Agreement, the Lenders have extended and agreed to extend credit to the Borrower on the terms and subject to the conditions set forth therein.  Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

B. The Borrower has requested that the Credit Agreement be amended as set forth herein to permit future increases in the Commitments pursuant to Section 2.10 of the Credit Agreement in an amount of $500,000,000.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1. Amendments to Credit Agreement.  The Borrower and the Lenders party hereto agree that, immediately following the effectiveness of the Amendment on the Amendment Effective Date (as defined below):

(a) The first sentence of Section 2.10(a) of the Credit Agreement shall be amended by deleting the dollar amount “$500,000,000” appearing in clause (i) of the proviso thereto and inserting the dollar amount “$1,000,000,000” in place thereof.  It is agreed that the Incremental Commitments effected pursuant to the Incremental Commitment Agreement dated as of the date hereof, among the Borrower, the Augmenting Lenders party thereto and JPMorgan Chase Bank, N.A., will be deemed to have utilized $500,000,000 of the resulting $1,000,000,000 limit on Commitment increases provided for in Section 2.10 as so amended.

(b) Section 4.09 of the Credit Agreement shall be deleted and replaced with the following new Section 4.09:

“SECTION 4.09. Full Disclosure.  None of the Disclosure Documents or any other information furnished in writing by or on behalf of the Borrower to the Agent or any Lender for purposes of or in connection with this Agreement (in each case taken as a whole with all other information so furnished) contained, as of the time it was furnished, any material misstatement of fact or omitted as of such time to state any material fact necessary to make the statements therein taken as a whole not materially misleading, in the light of the circumstances under which they were made; provided that with respect to information consisting of statements, estimates, projections and other forward looking information (collectively, the “Projections”), the Borrower represents only that such information has been prepared in good faith based upon assumptions believed in good faith by the Borrower to be reasonable at the time of preparation thereof (it being understood that the Projections are subject to significant uncertainties and contingencies, many of which are beyond the Borrower’s control, and that no assurance can be given that the Projections will be realized); provided further that, at any time that the representations set forth in this Section 4.09 are made on or prior to the date on which the Borrower’s acquisition of Coventry Health Care, Inc. is consummated pursuant to the Agreement and Plan of Merger dated as of August 19, 2012, among the Borrower, Jaguar Merger Subsidiary, Inc. and Coventry Health Care, Inc., with respect to any such information relating to Coventry Health Care, Inc. and its subsidiaries (and its and their respective businesses) such representations are made to the best of the Borrower’s knowledge .”

(c) The last sentence of Section 5.06 of the Credit Agreement shall be deleted and the following new Section 4.11 is inserted at the end of Article IV of the Credit Agreement:

“Section 4.11.  Federal Reserve Regulations.  Neither the Borrower nor any Subsidiary is engaged or will engage, principally or as one of its important activities, in the business of extending credit for the purpose of “purchasing” or “carrying” any “margin stock” within the meaning of Regulation U.  Not more than 25% of the value of the assets subject to any restrictions on the sale, pledge or other disposition of assets under this Agreement or any other agreement to which any Lender or Affiliate of a Lender is party will at any time be represented by margin stock (as defined in Regulation U).”

(d) The parenthetical in the penultimate sentence of Section 9.05(b) of the Credit Agreement shall be amended by deleting the reference to “8.05” therein and replacing it with “8.04”.

SECTION 2. Representations and Warranties.  To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to each of the Lenders and the Agent that:

(a) this Amendment has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and

(b) on the Amendment Effective Date, and after giving effect to this Amendment and the transactions contemplated hereby to occur on such date, (i) the representations and warranties set forth in the Credit Agreement, as amended herein, will be true and correct in all material respects as though made on and as of the Amendment Effective Date, other than representations and warranties which are given as of a particular date, which representations and warranties will be true and correct as of that date and (ii) no Default has occurred and is continuing.

2

SECTION 3. Conditions.  This Amendment shall become effective as of the first date on which each of the following conditions is satisfied (the “Amendment Effective Date”):

(a) the Agent shall have received from each of the Borrower, the Agent and the Required Lenders either (i) a counterpart of this Amendment signed on behalf of such party or (ii) evidence satisfactory to the Agent (which may include a facsimile or electronic transmission) that such party has signed a counterpart of this Amendment;

(b) the Agent shall have received such documents and certificates as the Agent may reasonably request relating to the existence of the Borrower, the corporate authority for and validity of this Amendment, and any other matters relevant hereto, all in form and substance reasonably satisfactory to the Agent;

(c) the Agent shall have received reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement or under Section 4 hereof; and

(d) The Borrower shall have paid all fees payable by it in connection with this Amendment.

The Agent shall promptly notify the Borrower and the Lenders of the Amendment Effective Date and such notice shall be conclusive and binding on all parties hereto.

SECTION 4. Expenses.  The Borrower agrees to reimburse the Agent for its reasonable out-of-pocket expenses in connection with this Amendment and the transactions contemplated hereby, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, in each case to the extent invoiced.

SECTION 5. APPLICABLE LAW.  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

SECTION 6. Counterparts.  This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute a single contract.  Delivery of an executed signature page to this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually signed counterpart of this Amendment.

SECTION 7. Headings.  The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

SECTION 8. Effect of Amendment.  Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Borrower, the Agent, the Issuing Banks or the Lenders under the Credit Agreement, and shall not alter, modify, amend or in any

3

way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

SECTION 9. References.  The Credit Agreement, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in the Credit Agreement to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

4

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

AETNA INC.,
By
/s/ Alfred P. Quirk, Jr.
Name: Alfred P. Quirk, Jr.
Title: Vice President, Finance and Treasurer

[Signature Page To First Amendment]

JPMORGAN CHASE BANK, N.A.
By
/s/ Dawn Lee Lum
Name: Dawn Lee Lum
Title: Executive Director

SIGNATURE PAGE TO FIRST AMENDMENT

Name of Lender: Citibank, N.A.

by
/s/ Maureen Maroney
Name: Maureen Maroney
Title: Vice President

SIGNATURE PAGE TO FIRST AMENDMENT

Name of Lender: HSBC Bank USA, N.A.

by
/s/ Jody Feldman
Name: Jody Feldman
Title: Director

SIGNATURE PAGE TO FIRST AMENDMENT

Name of Lender: PNC Bank, National Assocation

by
/s/ Nicole R. Limberg
Name: Nicole R. Limberg
Title: Vice President

SIGNATURE PAGE TO FIRST AMENDMENT

Name of Lender: State Street Bank and Trust Company

by
/s/ Kimberly R. Costa
Name: Kimberly R. Costa
Title: Vice President

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO FIRST AMENDMENT

Name of Institution: CREDIT SUISSE AG, Cayman Islands Branch

by
/s/ Ari Bruger
Name: Ari Bruger
Title: Vice President

by
/s/ Patrick L Freytag
Name: Patrick L Freytag
Title: Associate

SIGNATURE PAGE TO FIRST AMENDMENT

Name of Lender: SunTrust Bank

by
/s/ Elizabeth Greene
Name: Elizabeth Greene
Title: Director

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO FIRST AMENDMENT

Name of Lender: U.S. Bank, N.A.

by
/s/ Christopher T. Kordes
Name: Christopher T. Kordes
Title: Senior Vice President

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO FIRST AMENDMENT

Name of Lender: UBS LOAN FINANCE LLC

by
/s/ Irja R. Otsa
Name: Irja R. Otsa
Title: Associate Director

For any Lender requiring a second signature line:

by
/s/ David Urban
Name: David Urban
Title: Associate Director

SIGNATURE PAGE TO FIRST AMENDMENT

Name of Lender:	The Bank of New York Mellon

by
/s/ Clifford A. Mull
Name: Clifford A. Mull
Title: First Vice President

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO FIRST AMENDMENT

Name of Lender: THE ROYAL BANK OF SCOTLAND PLC

by
/s/ William McGinty
Name: William McGinty
Title: Director

SIGNATURE PAGE TO FIRST AMENDMENT

Name of Lender: BARCLAYS BANK PLC

by
/s/ Michael J. Mozer
Name: Michael J. Mozer
Title: Vice President

SIGNATURE PAGE TO FIRST AMENDMENT

Name of Lender:  UMB BANK, N.A.

by
/s/ Kurt Kastendick, SVP
Name: Kurt Kastendick
Title: Senior Vice President

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO FIRST AMENDMENT

Name of Lender: FIFTH THIRD BANK

by
/s/ Joshua N. Livingston
Name: Joshua N. Livingston
Title: Duly Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT

Name of Lender:  Bank of America, N.A.

by
/s/ Yinghua Zhang
Name: Yinghua Zhang
Title: Vice President

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO FIRST AMENDMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION

by
/s/ Grainne M. Pergolini
Name: Grainne M. Pergolini
Title: Director

SIGNATURE PAGE TO FIRST AMENDMENT

Name of Lender:  MORGAN STANLEY BANK, N.A.

by
/s/ Kelly Chin
Name: KELLY CHIN
Title: AUTHORIZED SIGNATORY

SIGNATURE PAGE TO FIRST AMENDMENT

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a lender

by
/s/ Glen Schuermann
Name: Glen Schuermann
Title: Vice President

SIGNATURE PAGE TO FIRST AMENDMENT

Name of Lender:  Goldman Sachs Bank USA

by
/s/ Mark Walton
Name: Mark Walton
Title: Authorized Signatory

For any Lender requiring a second signature line:

by

Name:
Title:

SIGNATURE PAGE TO FIRST AMENDMENT

Name of Lender:  Webster Bank, National Association

by
/s/ Lawrence Davis
Name: Lawrence Davis
Title: Vice President

For any Lender requiring a second signature line:

by

Name:
Title: